UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 17, 1998


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable


Item 5.     Other Events


      On February 17, 1998, Registrant made available the Monthly
Investor Certificateholders' Statements set forth as Exhibits 21(a) through 21(k).


Item 7.     Financial Statements and Exhibits

  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.



  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.

  21(k).    Series 1997-1 Monthly Investor Certificateholders'
            Statement related to the distribution of February 17, 1998 and reflecting the performance of the Trust during the Due Period ended in January 1998, which will accompany the distribution on February 17, 1998.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)



                        By:  /S/Donald J. Woytek
                              Donald J. Woytek
                              Vice President, Administration


Date: February 17, 1998

                                 EXHIBIT INDEX


Exhibit No.


  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement (February 17, 1998)

  21(k). Series 1998-1 Monthly Investor Certificateholders' Statement (February 17, 1998)